Exhibit 99.1

Apellis Pharmaceuticals Announces Proposed Private Offering of

$200 Million of Convertible Senior Notes

CRESTWOOD, Ky., and WALTHAM, Mass., September 11, 2019 (GLOBE NEWSWIRE) – Apellis Pharmaceuticals, Inc. (Nasdaq:APLS), a clinical-stage biopharmaceutical company focused on the development of novel therapeutic compounds to treat disease through the inhibition of the complement system, today announced that it intends to offer, subject to market and other conditions, $200 million aggregate principal amount of convertible senior notes due 2026 (the “notes”) in a private offering to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Apellis also expects to grant to the initial purchasers of the notes a 13-day option to purchase up to an additional $30 million aggregate principal amount of the notes, solely to cover over-allotments, if any. The offering is subject to market and other conditions, and there can be no assurance as to whether, when or on what terms the offering may be completed.

The notes will be unsecured, senior obligations of Apellis and will bear interest payable semi-annually in arrears on March 15 and September 15 of each year, beginning on March 15, 2020. The notes will mature on September 15, 2026, unless earlier repurchased, redeemed or converted in accordance with their terms. Subject to certain conditions, on or after September 20, 2023, Apellis may redeem for cash all or a portion of the notes. The notes will be convertible into cash, shares of Apellis common stock, or a combination of cash and shares of Apellis common stock, at Apellis’ election. Prior to March 15, 2026, the notes will be convertible only upon the occurrence of certain events and during certain periods, and thereafter, at any time until the second scheduled trading day immediately preceding the maturity date. The interest rate, conversion rate, conversion price and certain other terms of the notes will be determined at the time of pricing of the offering.

Apellis intends to use a portion of the net proceeds from the offering of the notes to pay the cost of the capped call transactions described below. If the initial purchasers exercise their option to purchase additional notes, Apellis intends to use a portion of the net proceeds from the sale of the additional notes to pay the cost of additional capped call transactions.

Apellis intends to use the remainder of the net proceeds from the sale of the notes to fund clinical development of APL-2, including preparation of a New Drug Application submission, to support the potential commercialization of APL-2, including the build-out of a commercial infrastructure and sales force, conduct research activities, repay in full the amount owed under a promissory note and for working capital and other general corporate purposes.

In connection with the pricing of the notes, Apellis expects to enter into capped call transactions with one or more of the initial purchasers of the notes and/or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions are expected generally to reduce the potential dilutive effect on Apellis common stock upon any conversion of notes and/or offset any cash payments Apellis is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional notes, Apellis expects to enter into additional capped call transactions with the option counterparties.

In connection with establishing their initial hedge of the capped call transactions, the option counterparties have advised Apellis that they and/or their respective affiliates expect to purchase shares of Apellis common stock and/or enter into various derivative transactions with respect to Apellis common stock concurrently with or shortly after the pricing of the notes, and, if applicable, the exercise by the initial purchasers of their option to purchase additional notes. This activity could increase (or reduce the size of any decrease in) the market price of Apellis common stock or the notes at that time.

In addition, the option counterparties have advised Apellis that they and/or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Apellis common stock and/or purchasing or selling Apellis common stock or other securities of Apellis in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of notes or following any purchase of notes by Apellis upon any fundamental change purchase date or otherwise). This activity could also cause or avoid an increase or a decrease in the market price of Apellis common stock or the notes, which could affect noteholders’ ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the amount and value of the consideration that noteholders will receive upon conversion of such notes.

The notes will be offered and sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The offer and sale of the notes and the shares of common stock issuable upon conversion of the notes, if any, have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction, and the notes and any such shares may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. Any offer of the notes will be made only by means of a private offering memorandum.

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy the notes, nor shall there be any sale of, the notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of any such state or jurisdiction.

About Apellis

Apellis Pharmaceuticals, Inc. is a clinical-stage biopharmaceutical company focused on the development of novel therapeutic compounds for the treatment of a broad range of life-threatening or debilitating autoimmune diseases based upon complement immunotherapy through the inhibition of the complement system at the level of C3. Apellis is the first company to advance chronic therapy with a C3 inhibitor into clinical trials.

Forward-Looking Statements

Statements in this press release about future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the size and timing of the offering, the anticipated use of any proceeds from the offering, and the terms of the notes and related capped call transactions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the uncertainties related to market conditions and the completion of the offering on the anticipated terms or at all, the other factors discussed in the “Risk Factors” section of Apellis’ Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on July 31, 2019 and the risks described in other filings that Apellis may make with the Securities and Exchange Commission. Any forward-looking statements contained in this press release speak only as of the date hereof, and Apellis specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Media Contact:

Ryan Wade

ryan.wade@apellis.com

781.209.6460 x8148 (office)

781.801.5206 (mobile)

Investor Contact:

Alex Kane

akane@w2ogroup.com

212.301.7218 (office)

929.400.2691 (mobile)